34th Annual Shareholders Meeting

April 25, 2008

Safe Harbor Statement

Many factors could affect future financial results including, without limitation, acquisition and growth strategies, market risk, changes or adverse developments in economic, political or regulatory conditions, a continuation or worsening of the current disruption in credit and other markets, including the lack of or reduced access to, and the abnormal functioning of, markets for mortgage and other asset-backed securities and for commercial paper and other short-term corporate borrowings, the effect of competition and interest rates on net interest margin and net interest income, investment strategy and income growth, investment securities gains, impairment of investment securities, changes in rates of deposit and loan growth, asset quality and the impact on assets from adverse changes in the economy and in credit and other markets and resulting effects on credit risk and asset values, balances of risk-sensitive assets to risk-sensitive liabilities, employee benefits and other expenses, amortization of intangible assets, goodwill impairment, capital and liquidity strategies and other financial and business matters for future periods.

The following presentation may contain forward-looking statements with respect to our financial condition, results of operations and business. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of
1995.  When words such as “believes”, “expects”, “anticipates” or similar expressions are used in this presentation, the
Corporation is making forward-looking statements.

Such forward-looking statements reflect the Corporation’s current views and expectations based largely on information currently available to its management, and on its current expectations, assumptions, plan, estimates, judgments, and projections about its business and its industry, and they involve inherent risks, contingencies, uncertainties and other factors. Although the Corporation believes that these forward-looking statements are based on reasonable estimates and assumptions, the Corporation is unable to provide any assurance that its expectations will, in fact, occur or that its estimates or assumptions will be correct and actual results could differ materially from those expressed or implied by such forward-looking statements and such statements are not guarantees of future performance. The Corporation undertakes no obligation to update or revise any forward-looking statements. Accordingly, investors and others are cautioned not to place undue reliance on such forward-looking statements.

Scott Smith
Chairman, President and CEO

Business Meeting

Management Presentation

Changes implemented

To reduce the risk

To provide for potential losses

Fulton Mortgage Company named to
oversee all mortgage lending
activities

Quarterly cash dividend

Maintaining quarterly cash dividend

15 cents per share

Payable on July 15 to shareholders
of record as of June 20

Cyclical business

Poised for
changing
cycles

Investors

Growing interest
in bank stocks

Can provide
growth
and income

Federal Advisory Committee

International Bancshares Corporation

Old National Bancorp

South Financial Group, Inc.

Susquehanna Bancshares, Inc.

TCF Financial Corporation

Trustmark Corporation

UMB Financial Corporation

United Bankshares, Inc.

Valley National Bancorp

Whitney Holding Corporation

Wilmington Trust Corporation

Associated Banc-Corp

BancorpSouth, Inc.

Bank of Hawaii Corporation

BOK Financial Corporation

Citizens Republic Bancorp

City National Corporation

Colonial BancGroup, Inc.

Commerce Bancshares, Inc.

Cullen/Frost Bankers, Inc.

First Citizens BancShares, Inc.

First Midwest Bancorp, Inc.

First Merit Corporation

Peer group

Stock price

$14.53          on   3/31/07

$11.22          on 12/31/07

$12.29          on   3/31/08

             Up 9.5% from year-end 2007

Earnings per share growth

Wilmington Trust

Valley National

Fulton Financial

Susquehanna Bancshares

Peer Median

28.2%

- 4.5%

- 17.0%

- 25.9%

- 3.5%

Organic loan growth

2007

2006

$

%

(dollars in millions)

Commercial

3,210

$

2,840

$

370

$

13%

Commercial Mortgage

3,340

3,090

250

8%

Residential Mortgage

760

640

120

19%

Home Equity

1,450

1,430

20

1%

Construction

1,380

1,380

-

0%

Consumer

600

600

-

0%

Total Loans

10,740

$

9,980

$

760

8%

Net interest margin trend

3.66

3.65

3.45

3.40

3.65

3.90

4.15

4.40

4.65

94

95

96

97

98

99

00

01

02

03

04

05

06

07

FFC

Peer

Top 50

2007

2006

$

%

(dollars in millions)

Non-interest DDAs

1,710

$

1,830

$

(120)

$

-7%

Interest DDAs

1,700

1,680

20

1%

Savings/Money Market

2,260

2,350

(90)

-4%

Certificates of Deposits

4,550

4,170

380

9%

Cash Management

650

530

120

23%

Total Deposits

10,870

$

10,560

$

310

$

3%

Organic deposit growth

Net charge-offs to loans

0.09

0.25

0.30

0.00

0.10

0.20

0.30

0.40

0.50

0.60

0.70

0.80

FFC

Peer

Top 50

First quarter 2008

Earned $41.5 million

0.9% increase over 1st quarter 2007

8.7% increase over 4th quarter 2007

24 cents per share

Unchanged from 1st quarter 2007

9.1% increase from 4th quarter 2007

Enhanced credit card services

Partnering with Elan Financial Services

FFC affiliate banks continue to sell and
service credit cards

Marketing services from Elan

Selling credit card portfolio of
$85 million

Approximate 2008 pre-tax gain:
$10 million

34th Annual Shareholders Meeting

April 25, 2008

Fulton Financial profile

Asset size:  $16 billion

3,900 employees

266 community banking offices

10 community banks and 3 financial
services affiliates in 5 states

Market capitalization:
$2.0 billion

Strategic Plan

Superior
Employee Satisfaction

Superior
Customer Experience

Superior
Operating Efficiency

Superior
Financial Results

Controlling expenses

Workforce management

Realignment of retirement plan
benefits

“Lean” process

Analyzing procedures and processes

More nimble

More creative

More flexible

Focus on the
customer

Technology

New bank websites

Automated teller technology

Corporation-wide
training

Information
Technology
support

Investment platform

Customized
personal
services

Currently
unmatched by
most companies

Tax Expertise

Investment
Solutions

Goal
Integration

The Clermont approach: Integrated Wealth Strategies

Customer service

Customer satisfaction surveys

0

10

20

30

40

50

60

70

80

90

Satisfied customers

Retail

Commercial

Customer satisfaction surveys

0

10

20

30

40

50

60

70

80

90

Satisfied customers

Other banks

Our banks

Other
banks

FFC
banks

Proven success

Internal mergers

First Washington State Bank into
The Bank

Somerset Valley Bank into
Skylands Community Bank

Lebanon Valley Farmers Bank into
Fulton Bank

Resource Bank into Fulton Bank

Serving a broader audience

             Personalized professional banking

+     Thriving geographic markets

+    Areas rich with potential

=                     Internal/Organic growth for
                    Fulton Financial

Branching focus

Since 2005

Opened 24 new branches

12 additional branches planned

Deposits:                   $406 million (51% core)

Loans:      $485 million

FFC affiliates in affluent markets*

*Source: Bancology Vol. 24, September 2007

County

National

Ranking

Ranking

in State

Median

HH

Ranking

Affiliate

Hunterdon, NJ

2

1

$95,981

Skylands Bank

Loudoun, VA

3

1

$93,034

Fulton Bank/SD

Fairfax, VA

4

2

$91,851

Fulton Bank/SD

Morris, NJ

6

2

$90,417

Skylands Bank

Somerset, NJ

7

3

$90,411

Skylands Bank

Howard, MD

9

1

$86,370

Columbia Bank

*Source: SNL, Median HH Income, 2007 data

Serving PA’s strongest markets*

County

Rank

Projected Population

Change 2007-2012 (%)

Median HH

Income 2007 ($)

Projected HH

Income Change

2007-2012 (%)

Chester, PA

1

9.02

85,956

22.09

Montgomery, PA

2

3.58

79,785

21.29

Bucks, PA

3

4.64

78,883

21.22

Delaware, PA

4

1.20

65,392

19.82

Cumberland, PA

5

5.15

59,921

18.76

Northampton, PA

6

7.77

58,306

18.27

Lancaster, PA

8

4.78

57,258

15.49

York, PA

9

7.43

56,775

15.13

Lehigh, PA

10

5.61

56,725

19.15

Berks, PA

11

5.88

56,332

16.44

Average

5.51

65,533

18.77

Average of all other (58)

2.65

43,673

15.89

Funding

New branches

Switch kit/cash incentives

Relationship-based
interest rate incentives

Team Advantage Banking

Superior customer experience

Direct mail uses customer segmentation

Leveraging our existing customers to
generate new business

Asking for referrals;
Word-of-mouth
testimonials

Chief Deposit Officer

Developed a Deposit Committee

Coordinates all deposit-gathering
activities corporation-wide

OptionLine

Home equity
loan

Fixed rate

Floating rate

Sharp focus. Broad perspective.

Questions
&
Answers

34th Annual Shareholders Meeting

April 25, 2008